UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 1.01 Entry into a Material Definitive Agreement

Ian James Employment Agreement

The Company's Compensation Committee approved a formal Employment Agreement with Ian James, the Company's Chief Executive Officer and the Company entered into the Agreement with Mr. James as of July 21, 2022.

Stephen Letourneau Employment Agreement

The Company's Compensation Committee approved a formal Employment Agreement with Stephen Letourneau, the Company's Chief Branding Officer and the Company entered into the Agreement with Mr. Letourneau as of July 21, 2022.

The foregoing descriptions of Ian James's Employment Agreement and Stephen Letourneau's Employment Agreement is qualified by reference to the full texts of Ian James's Employment Agreement and Stephen Letourneau's Employment Agreement, the forms of which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided above in Item 1.01 herein is incorporated by reference into this Item 5.02.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On July 19, 2022, the Company's Board of Directors approved and adopted a Code of Business Conduct and Ethics and Compliance Program designed to deter wrongdoing and to promote the types of conduct by directors, executives, and employees to uphold a strong sense of ethics and integrity.

The foregoing description of the Code of Business Conduct and Ethics and Compliance Program is qualified by reference to the full text of the Code of Business Conduct and Ethics and Compliance Program, the form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

10.1	Ian James's Employment Agreement
10.2	Stephen Letourneau's Employment Agreement
10.3	Code of Business Conduct and Ethics and Compliance Program
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: July 25, 2022	/s/ Ian James
Ian James Chief Executive Officer